UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016 (June 10, 2016)

Arch Coal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                                                     Entry into a Material Definitive Agreement.

As previously disclosed, on January 11, 2016 (the “Petition Date”), Arch Coal, Inc. (“Arch” or the “Company”) and substantially all of Arch’s wholly owned domestic subsidiaries (the “Filing Subsidiaries” and, together with Arch, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the U.S. Code in the United States Bankruptcy Court for the Eastern District of Missouri (the “Court”).

As further previously disclosed, on January 21, 2016, the Superpriority Secured Debtor-in-Possession Credit Agreement (as amended on March 4, 2016 and March 28, 2016, the “DIP Credit Agreement”; the superpriority secured term loan credit facility provided thereunder, the “DIP Facility”) was entered into by and among the Company, as borrower, certain of the Debtors, as guarantors, the lenders from time to time party thereto (the “DIP Lenders”) and Wilmington Trust, National Association, as administrative agent and collateral agent for the DIP Lenders (the “DIP Agent”). Arch entered into an amendment to the DIP Credit Agreement, dated as of April 26, 2016, which extended the deadline for the filing of a plan of reorganization and accompanying disclosure statement from April 26, 2016 to May 5, 2016. On May 5, 2016, the Company filed its plan of reorganization and accompanying disclosure statement with the Court.

The Company entered into a further amendment to the DIP Credit Agreement, dated as of June 10, 2016, which extends the deadline for Bankruptcy Court approval of the disclosure statement related to the Plan from June 10, 2016 to June 23, 2016.

As also previously disclosed, prior to the Petition Date, certain of the Debtors entered into a Restructuring Support Agreement, dated as of January 10, 2016 (as amended on February 25, 2016 and March 28, 2016, the “Restructuring Support Agreement”). On June 10, 2016, Arch entered into an amendment (the “RSA Amendment”), which provides for the waiver of the termination event that would have occurred on June 10, 2016 as a result of the Debtors not having obtained Court approval of the assumption of the Restructuring Support Agreement by June 10, 2016.  Following entry into the RSA Amendment, the Debtors are required to obtain Court approval of the assumption of the Restructuring Support Agreement prior to June 23, 2016 or such later date as may be agreed to by a majority of the lenders party thereto.

The RSA Amendment further waives any termination event arising out of the Debtors’ failure to obtain Court approval of the Disclosure Statement no later than June 10, 2016, so long as such approval is obtained by June 23, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arch Coal, Inc.
Date: June 16, 2016

	By:	/s/ Robert G. Jones
		Name:	Robert G. Jones
		Title:	Senior Vice President — Law, General Counsel and Secretary